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                                                                    Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of O'Charley's Inc. (the "Company") on Form 10-K for the period ending December 26, 2004, as filed with the Securities and Exchange Commission on March 25, 2005 (the "Report"), I, Gregory L. Burns, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

            1) The Report fully complies with the requirements of Section 13(a)
               or 15(d) of the Securities Exchange Act of 1934; and

            2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gregory L. Burns
-------------------------------
Gregory L. Burns
Chief Executive Officer
March 25, 2005